Exhibit 99.1

Horizon Aircraft Welcomes Esteemed Test Pilot-Astronaut Jameel Janjua to its Board of Directors

TORONTO, November 26, 2025 - New Horizon Aircraft Ltd. (NASDAQ: HOVR), doing business as Horizon Aircraft (“Horizon Aircraft” or the “Company”), an advanced aerospace engineering company and developer of one of the world’s first hybrid electric VTOL (Vertical Take-Off and Landing) aircraft, announces that esteemed test pilot-astronaut Jameel Janjua has joined its Board of Directors, bringing deep expertise in experimental test flight, military operations, aerospace engineering, and business growth.

Jameel is a world-leading expert in experimental test flight and has provided leadership for space missions, billion-dollar aerospace programs, and has been an advisor to aerospace startups as they navigate through technical and business milestones.

Formerly serving as a fighter pilot in the Royal Canadian Air Force and as an instructor at USAF Test Pilot School, Jameel moved on to become an experimental test pilot with more than 5,500 hours flown in more than 65 aircraft. Currently he is a test pilot for Virgin Galactic, an aerospace and space travel company pioneering human spaceflight.

“Horizon Aircraft is revolutionizing regional air mobility with its hybrid electric, fan-in-wing VTOL design,” stated Jameel. “The Cavorite X7 has the ability to provide enhanced solutions for both civilian and military missions, and by joining the Board I can help ensure our business execution strategy is tightly aligned with delivering the safest possible certified aircraft.”

Jameel holds a Bachelor of Engineering from the Royal Military College of Canada, a Master of Science from MIT in Aeronautics and Aeronautics and recently earned an MBA from The Wharton School. His knowledge and extensive experience with aerospace flight and business operations will be a valuable addition to Horizon Aircraft’s Board of Directors as the Company builds its full-scale prototype and prepares it to undergo the aircraft certification process.

Horizon Aircraft Co-Founder and CEO Brandon Robinson stated, “Jameel joining our Board is a huge win for our team in more ways than one. Having someone of his caliber provide insight and mentorship will help us make the Cavorite X7 a leader in aerospace safety and be ready to fly real-world missions.”

For more information about Horizon Aircraft, please see the Company’s website or watch its innovative technology in action on the Company’s YouTube channel . Information on the New Horizon’s website does not constitute a part of and is not incorporated by reference into this press release.

About Horizon Aircraft

Horizon Aircraft (NASDAQ: HOVR) is an advanced aerospace engineering company that is developing one of the world’s first hybrid eVTOL designed to fly most of its mission exactly like a normal aircraft while offering industry-leading speed, range, and operational utility. Horizon Aircraft’s unique designs put the mission first and prioritize safety, performance, and utility. Horizon Aircraft intends to successfully complete testing and certification of its Cavorite X7 eVTOL and then scale unit production to meet expected demand from regional operators, emergency service providers, and military customers.

For further information, visit:

Website www.horizonaircraft.com

LinkedIn https://www.linkedin.com/company/horizon-aircraft-inc

For further information, contact:

Investors:

Matt Chesler, CFA

FNK IR LLC

(646) 809-2183

HOVR@fnkir.com

Media:

Edwina Frawley-Gangahar

EFG Media Relations

+44 7580 174672

edwina@efgmediarelations.com

Forward-Looking Statements

This press release contains certain “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 and “forward-looking information” within the meaning of applicable Canadian securities laws (collectively, “forward-looking statements”). These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “aim,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “target,” “will be,” “will continue,” “will likely result” and similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements herein include, but are not limited to, statements relating to the targeted readiness of the full-scale hybrid Cavorite X7 eVTOL prototype for initial testing, development priorities and technical milestones; funding and liquidity sufficiency and runway; certification and testing plans; and potential production, partnership, supply chain and market opportunities.

Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: (i) changes in the markets in which Horizon Aircraft competes, including with respect to its competitive landscape, technology evolution or regulatory changes; (ii) the risk that Horizon Aircraft will need to raise additional capital to execute its business plans, which may not be available on acceptable terms or at all; (iii) the lack of useful financial information for an accurate estimate of future capital expenditures and future revenue; (iv) statements regarding Horizon Aircraft’s industry and market size; (v) financial condition and performance of Horizon Aircraft, including the condition, liquidity, results of operations, the products, the expected future performance and market opportunities of Horizon Aircraft; (vi) Horizon Aircraft’s ability to develop, certify, and manufacture an aircraft that meets its performance expectations; (vii) successful completion of testing and certification of Horizon Aircraft’s Cavorite X7 eVTOL; (viii) the targeted future production of Horizon Aircraft’s Cavorite X7 aircraft; and (ix) other factors detailed by us in the Company’s public filings with the Securities and Exchange Commission (“SEC”) and under the Company’s profile on sedarplus.ca, including the disclosures under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended May 31, 2025, filed with the SEC and filed under the Company’s profile on sedarplus.ca on August 22, 2025. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made.

Readers are cautioned not to put undue reliance on forward-looking statements, and while the Company may elect to update these forward-looking statements at some point in the future, it assumes no obligation to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by applicable law. Horizon Aircraft does not give any assurance that Horizon Aircraft will achieve its expectations.

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